Exhibit 99.1

News Release
FOR IMMEDIATE RELEASE	Contact: Ken Dennard / Natalie Hairston Dennard Lascar Investor Relations (713) 529-6600 TCBX@dennardlascar.com

Third Coast Bank Announces Securitization of $200 Million Commercial Real

Estate Loan in a Transaction Sponsored by EJF Capital LLC

HOUSTON – April 7, 2025 – Third Coast Bank, a Texas banking association (the “Bank”) and a wholly owned bank subsidiary of Third Coast Bancshares, Inc. (NASDAQ: TCBX) (the “Company,” “we” or “our”), today announced that, on April 1, 2025, it originated a $200 million revolving commercial real estate loan (the “Mortgage Loan”) made to one of America’s largest private investment firms focused on real estate development.

The Mortgage Loan is secured by interests in a portfolio of eleven Residential Master Planned Communities under development located in the Houston, Dallas and Austin metropolitan areas in the State of Texas. EJF Capital LLC (“EJF Capital”), a global alternative asset management firm with approximately $5.4 billion assets under management as of December 31, 2024, arranged the securitization transaction described below.

Following the origination of the Mortgage Loan on April 1, 2025, the Bank created participation interests in the Mortgage Loan, one of which was sold to EJF CRT 2025-1 Depositor LLC (the “Depositor”), who subsequently sold that participation interest to EJF CRT 2025-1 LLC (the “Issuer”). The Bank retained the participation interests not sold to the Depositor.

The Issuer pledged its participation interests, representing the Issuer’s pro rata economic interest in the Mortgage Loan, to U.S. Bank Trust Company, National Association (the “Indenture Trustee”), pursuant to an Indenture, and issued its Asset-Backed Notes, Series 2025-1, consisting of Class A-1 Notes and Class M-1 Notes. The Issuer sold the Class A-1 Notes to the Bank and certain of the Class M-1 Notes to affiliates of the Depositor on April 1, 2025.

EJF Financial Debt Strategies GP LLC (the “Sponsor”), an affiliate of EJF Capital, owns 100% of the equity interests in the Depositor, which in turn owns 100% of the beneficial equity interest in the Issuer. The Bank is not affiliated with the Sponsor, the Depositor or the Issuer.

It is expected that these transactions will reduce the Bank’s risk-weighted assets as calculated under current risk-based capital rules. It is also expected that these transactions will reduce the ratio of loans for construction, land development and other land to the Bank’s total capital, a measure used by the Bank’s regulators to inform their supervisory approach to possible loan concentration risk. The Company believes these transactions improve the diversity of the Bank’s on-balance sheet loan portfolio.

Bart Caraway, President & CEO of Third Coast Bank, said, “I am incredibly proud of our team’s hard work and dedication in successfully completing our first securitization—a landmark achievement for our organization. We believe this transaction strengthens our financial position by reducing construction concentrations, improving risk-based capital ratios, and mitigating credit risk. Most importantly, we believe it opens new opportunities for us to serve our customers with greater efficiency and innovation as we continue driving progress in capital management.”

Cadwalader, Wickersham & Taft LLP acted as legal counsel to the Bank on these transactions. Mayer Brown LLP acted as legal counsel to the Sponsor and its affiliates on these transactions.

For media inquiries to the Bank, please contact Ken Dennard or Natalie Hairston at Dennard Lascar Investor Relations (telephone (713) 529-6600 or email TCBX@dennardlascar.com). For media inquiries to EJF Capital, please contact Investor Relations (telephone (571) 982-7281 or email InvestorRelations@ejfcap.com).

About Third Coast Bancshares, Inc.

Third Coast Bancshares, Inc. is a commercially focused, Texas-based bank holding company operating primarily in the Greater Houston, Dallas-Fort Worth, and Austin-San Antonio markets through its wholly owned subsidiary, Third Coast Bank. Founded in 2008 in Humble, Texas, Third Coast Bank conducts banking operations through 19 branches encompassing the four largest metropolitan areas in Texas. Please visit https://www.thirdcoast.bank for more information.

About EJF Capital

EJF Capital LLC (“EJF”) is a global alternative asset management firm focused primarily on regulatory event-driven investing within the financial sector. EJF was founded by Manny Friedman and Neal Wilson in 2005 and is headquartered just outside of Washington, D.C., with an additional research office in London. As of December 31, 2024, EJF manages approximately $5.4 billion, including $2.9 billion in CDO assets through affiliates, across a diverse group of alternative asset strategies. EJF’s approach combines investment expertise across the capital structure with a corporate finance focus to unearth creative solutions for investing in complex, mispriced securities and other assets. To learn more, please visit http://ejfcap.com and please read additional Risks and Limitations located at https://www.ejfcap.com/risks-limitations-associated-with-ejf-strategies/.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “looking ahead,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: interest rate risk and fluctuations in interest rates; market conditions and economic trends generally and in the banking industry; our ability to maintain important deposit relationships; our ability to grow or maintain our deposit base; our ability to implement our expansion strategy; our ability to pay dividends on our Series A Convertible Non-Cumulative Preferred Stock; credit risk associated with our business; economic conditions affecting the real estate market; prepayment risks associated with commercial real estate loans; liquidity risks in the securitization market; operational risks related to the administration of securitized assets; and changes in key management personnel. For a discussion of additional factors that could cause our actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”), and our other filings with the SEC.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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